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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement on
Form S-4 (File No. 333-     ) of our report dated September 30, 1997, on our
audits of the consolidated financial statements of Chesapeake Energy Corporation as of June 30, 1997 and 1996 and for the years then ended. We also consent to the references to our firm under the caption "Experts."

                                            COOPERS & LYBRAND L.L.P.

Oklahoma City, Oklahoma
March 24, 1998